UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 4, 2014

Sizmek Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36219	37-1744624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (972) 581-2000

The New Online Company

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 4, 2014, The New Online Company (the “Company”) amended and restated its Certificate of Incorporation to change its name to Sizmek Inc., and, effective the same day, amended and restated its Bylaws to reflect the name change. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and the Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 8.01                                           Other Events.

On February 4, 2014, the Company issued a press release announcing its name change to Sizmek Inc., effective immediately.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
99.1	Press Release dated February 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIZMEK INC.

Date: February 4, 2014	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
99.1	Press Release dated February 4, 2014.